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                                                                   EXHIBIT 10.44

                        FIRST AMENDMENT TO LOAN DOCUMENTS

        THIS FIRST AMENDMENT TO LOAN DOCUMENTS is entered into as of June 6, 2000 between KENNEDY-WILSON, INC., a Delaware corporation ("Borrower"), KENNEDY-WILSON INTERNATIONAL, a California corporation ("KWI"), KENNEDY-WILSON PROPERTIES LTD., a Delaware corporation ("KWPL"), K-W PROPERTIES, a California corporation ("KWP"), and EAST-WEST BANK, a California banking corporation ("Lender").

                                    RECITALS

        A. Borrower and Lender are parties to the Credit Agreement dated as of July 9, 1999 (the "Credit Agreement"). Obligations outstanding under the Credit Agreement are evidenced by the Promissory Note dated July 9,1999 in the principal amount of $24,000,000 made by Borrower and payable to the order of Lender (the "Note"). Borrower's obligations under the Credit Agreement and the Note are guaranteed pursuant to the Guaranty dated as of July 9, 1999 executed by KWI, ("KWPL"), and KWP in favor of Lender (the "Guaranty"). Capitalized terms used without definition in this Agreement have the same meanings given them in the Credit Agreement.

        B. Borrower, Lender and the Guarantors desire to enter into this Agreement to modify some of the terms of the Credit Agreement and the other Loan Documents.

                                   AGREEMENT

        1. Amendments.

               (a) The amount of credit available under the Loan Documents is reduced from $24,000,000 to $20,000,000. Accordingly, "$24,000,000" in Sections
2.1(i) and 2.3(a)(i) of the Credit Agreement and in the upper left-hand corner and the sixth line of the first paragraph of the Note are each changed to "$20,000,000" and "Twenty-Four Million" in the sixth line of the first paragraph of the Note is changed to "Twenty Million."

               (b) Effective December 31, 2000, the amount of credit available under the Loan Documents shall be reduced from $20,000,000 to $15,000,000. Accordingly, "$20,000,000" in Sections 2.1(i) and 2.3(a)(i) of the Credit Agreement and in the upper left-hand corner and the sixth line of the first paragraph of the Note shall on such date be changed to "$15,000,000" and "Twenty Million" in the sixth line of the first paragraph of the Note shall be changed to "Fifteen Million."

               (c) The definition of "Maturity Date" in Article I of the Credit Agreement and the date "June 6, 2000" in Section 2.3(c) of the Credit Agreement are changed to June 30, 2002; provided, however, that if Borrower does not satisfy the condition precedent set forth in Section 2(b) below by June 30, 2000, such definition and such date shall be changed to June 30, 2001.
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               (d) The definition of "Commitment Termination Date" in Article I of the Credit Agreement is changed to June 29, 2002; provided, however, that if Borrower does not satisfy the condition precedent set forth in Section 2(b) below by June 30, 2000, such definition shall be changed to June 29, 2001.

               (e) "2.00%" in Section 2.2(i) of the Credit Agreement is changed to "3.00%."

        2. Conditions Precedent. The effectiveness of the amendments set forth in Sections 1(c) and (d) above is subject to the satisfaction of the conditions precedent set forth in subsections (b), (c) and (d) below not later than June 30, 2000 and the satisfaction of the condition precedent set forth in subsection
(a) below not later than July 15, 2000:

               (a) evidence satisfactory to Lender that the credit extended by Colony K-W, LLC is subordinate to the credit extended pursuant to the Loan Documents;

               (b) evidence that Tokai Bank of California has extended the maturity of its credit facility to Borrower to a date not earlier than June 30, 2002;

               (c) Borrower shall have paid to lender a fee in the amount of $139,691, which fee shall be fully earned by Lender and nonrefundable; and

               (d) Borrower shall have paid all of Lender's costs incurred in connection with this Agreement, including, without limitation, legal costs.

        3. Confirmation of Guaranty. Guarantors confirm that they have read this Agreement, agree to all of its terms and agree that the Guaranty shall continue in full force and effect to guaranty the repayment of all amounts owing under the Loan Documents, as amended by this Agreement.

        4. Other Amendments. Each reference in the Credit Agreement, the Note and the Guaranty to the Credit Agreement or the Note will mean and be a reference to the Credit Agreement and Note as amended by this Agreement.

        5. Full Force and Effect. Borrower represents that it has no rights of setoff relating to or defenses against payment of the credit extended by the Credit Agreement and the Note, that the indebtedness owing under the Credit Agreement and Note is payable in accordance with the terms of such documents, and, except as provided in or contemplated by this Amendment, such documents remain unmodified and in full force and effect.

        6. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties with respect to its subject matter and supersedes all prior agreements and understandings with respect to such subject matter, whether oral or written.


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        7. Fees and Expenses. Borrower agrees, on Lender's demand, to pay all costs and expenses incurred by Lender in connection with this Agreement.

                              KENNEDY-WILSON, INC., a Delaware corporation

                              By: /s/ FREEMAN LYLE
                                 --------------------------------------


                              KENNEDY-WILSON INTERNATIONAL, a
                              California corporation

                              By: /s/ FREEMAN LYLE
                                 --------------------------------------

                              KENNEDY-WILSON PROPERTIES LTD., a
                              Delaware corporation

                              By: /s/ FREEMAN LYLE
                                 --------------------------------------

                              K-W PROPERTIES, a California corporation

                              By: /s/ FREEMAN LYLE
                                 --------------------------------------

                              EAST-WEST BANK, a California banking corporation

                              By: /s/ KATHLEEN KWAN
                                 --------------------------------------
                                   Kathleen Kwan, First Vice President


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